Exhibit 10.23

THIRD AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 4)

THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 4) (this “Amendment”) is made and entered into as of June 20, 2011 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of October 1, 2009, and that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of May 1, 2011 (as so amended, “Amended Lease No. 4”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 4), all as more particularly described in Amended Lease No. 4; and

WHEREAS, simultaneously herewith, SNH/LTA Properties Trust (“SNH/LTA”) has acquired the real property and related improvements comprising the senior living facility known as McCarthy Court II and located at 1325 McCarthy Boulevard, New Bern, North Carolina, as more particularly described on Exhibit A-27 attached hereto (the “McCarthy Court II Property”); and

WHEREAS, SNH/LTA wishes to lease the McCarthy Court II Property to Five Star Quality Care Trust (“FSQC Trust”) and FSQC Trust wishes to lease the McCarthy Court II Property from SNH/LTA; and

WHEREAS, SNH/LTA and the other entities comprising Landlord, and FSQC Trust and the other entities comprising Tenant, wish to amend Amended Lease No. 4 to include the McCarthy Court II Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 4 is hereby amended as follows:

1.                                       Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 4 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Twenty-Three Million, Five Hundred Ninety-Four Thousand, One Hundred Twelve and 10/100 Dollars ($23,594,112.10) per annum.

2.                                       Definitions of Bronco Financed Lease and Bronco Financed Property.  Article 1 of Amended Lease No. 4 is amended by adding the following definitions as Sections 1.101 and 1.102 immediately following Section 1.100:

1.101                 “Bronco Financed Leases”  shall mean, collectively, that certain Lease Agreement to be entered into between SNH/LTA SE Home Place New Bern LLC and FVE SE Home Place New Bern LLC and that certain Lease Agreement to be entered into between SNH/LTA SE McCarthy New Bern LLC and FVE SE McCarthy New Bern LLC, as either of them may be amended, restated or otherwise modified from time to time.

1.102                 “Bronco Financed Property”  shall mean each “Leased Property”, as defined therein, under the Bronco Financed Leases, including, without limitation, the senior living facility known as Home Place of New Bern and located at 1309 McCarthy Boulevard, New Bern, North Carolina and the senior living facility known as McCarthy Court I and located at 1321 McCarthy Boulevard, New Bern, North Carolina.

3.                                       Leased Property.  Section 2.1 of Amended Lease No. 4 is amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)                                  those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-27 attached hereto and made a part hereof (the “Land”).

4.                                       Events of Default.  Section 12.1 of Amended Lease No. 4 is amended be adding the new subsection (l) thereto immediately following Section 12.1(k):

(l)                                     should there occur an “Event of Default”, as defined therein, under either of the Bronco Financed Leases;

5.                                       Addition of Properties.  Article 23 of Amended Lease No. 4 is amended by adding the following new Section 23.18 immediately following Section 23.17:

23.18  Addition of Properties.  Landlord and Tenant expressly acknowledge and agree that, effective automatically upon the release of any Bronco Financed Property from the financing which is secured by the same, such Bronco Financed Property shall be added to and demised under this Agreement in accordance with the terms and conditions hereof, the Minimum Rent payable hereunder shall be increased by an amount equal to the Minimum Rent payable under the applicable Bronco Financed Lease with respect to such Bronco Financed Property, and the Additional Rent payable hereunder shall be increased by the Additional Rent payable under the applicable Bronco Financed Lease with respect to such Bronco Financed Property.  The addition of any such Bronco Financed Property in accordance with the terms hereof shall be automatic without any requirement that Landlord or Tenant take any action or execute any document, instrument, amendment or confirmation with respect thereto.  Notwithstanding the foregoing, Landlord and Tenant shall execute and deliver such documents, instruments,

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agreements and confirmations as the other party shall reasonably request with respect to the foregoing.

6.                                       Schedule 1.  Schedule 1 to Amended Lease No. 4 is deleted in its entirety and replaced with Schedule 1 attached hereto.

7.                                       Exhibit A.  Exhibit A to Amended Lease No. 4 is amended by adding Exhibit A-27 attached hereto immediately following Exhibit A-26 to Amended Lease No. 4.

8.                                       Ratification.  As amended hereby, Amended Lease No. 4 is hereby ratified and confirmed.

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH NS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

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SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

FIVE STAR QUALITY CARE -
NS TENANT, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

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EXHIBIT A-27

McCarthy Court II

1325 McCarthy Boulevard

New Bern, North Carolina

(See attached copy.)

MCCARTHY COURT II

Legal Description

Lying and being situate in Craven County, North Carolina, and being more particularly described as follows:

FEE TRACT:

Being all of 2.124 ACRES, as shown on that plat entitled “RESURVEY OF 2.124 ACRE PARCEL MCCARTHY BOULEVARD-NEW BERN FOR MCCARTHY COURT II, LLC”, according to the plat thereof, recorded in PLAT CABINET H, SLIDE 49-B, in the office of the Register of Deeds of Craven County, North Carolina.

EASEMENT TRACT APPURTENANT TO FEE TRACT:

TOGETHER WITH all property easement rights and benefits contained in that Amended and Restated Declaration of Rights, Restrictions and Easements recorded May 23, 2008, in Book 2727, Page 164, Craven County Registry.

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	2009	N/A	03/31/2008	8%
A-2	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501	2005	$5,205,189	12/31/2001	10%
A-3	Court at Palm-Aire 2701 North Course Drive Pompano Beach, FL 33069	2007	$12,992,201	09/01/2006	8.25%
A-4	Intentionally Deleted	N/A	N/A	N/A	N/A
A-5	Intentionally Deleted	N/A	N/A	N/A	N/A
A-6	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	2006	$2,240,421	06/03/2005	9%
A-7	Westridge Quality Care & Rehabilitation 600 Manor Drive Clarinda, IA 51632	2005	$2,933,641	12/31/2001	10%
A-8	Brenden Gardens 900 Southwind Road Springfield, IL 62703	2007	$1,802,414	09/01/2006	8.25%
A-9	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	2005	$2,539,735	10/25/2002	10%
A-10	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	2006	$1,197,256	11/19/2004	9%
A-11	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42503	2007	$1,893,629	11/05/2006	8.25%
A-12	Centennial Park Retirement Village 510 Centennial Circle North Platte, NE 69101	2009	N/A	02/17/2008	8%
A-13	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	2006	$2,210,173	06/03/2005	9%
A-14	NewSeasons at Cherry Hill 490 Cooper Landing Road Cherry Hill, NJ 08002*	N/A	N/A	12/29/2003	10%
A-15	NewSeasons at Mount Arlington 2 Hillside Drive Mount Arlington, NJ 07856*	N/A	N/A	12/29/2003	10%
A-16	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914*	N/A	N/A	12/29/2003	10%
A-17	NewSeasons at Clarks Summit 950 Morgan Highway Clarks Summit, PA 18411*	N/A	N/A	12/29/2003	10%
A-18	NewSeasons at Exton 600 North Pottstown Pike Exton, PA 19341*	N/A	N/A	12/29/2003	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-19	NewSeasons at Glen Mills (Concordville) 242 Baltimore Pike Glen Mills, PA 19342*	N/A	N/A	12/29/2003	10%
A-20	NewSeasons at Tiffany Court 700 Northampton Street Kingston, PA 18704*	N/A	N/A	12/29/2003	10%
A-21	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	2006	$1,322,836	06/03/2005	9%
A-22	Montevista at Coronado 1575 Belvidere Street El Paso, TX 79912	2005	$8,149,609	01/11/2002	10%
A-23	Dominion Village at Poquoson 531 Wythe Creek Road Poquoson, VA 23662	2005	$1,359,832	5/30/2003	10%
A-24	Morningside in the West End 3000 Skipwith Road Richmond, VA 23294	2006	$3,792,363	11/19/2004	9%
A-25	Worland Healthcare & Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	2005	$3,756,035	12/31/2001	10%
A-26	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	2010	N/A	10/01/2009	8.75%
A-27	McCarthy Court II 1325 McCarthy Boulevard New Bern, North Carolina	2012	N/A	06/20/2011	7.5%

“*” indicates New Seasons Property